Exhibit 10.1

AMENDMENT AND SUPPLEMENT NO. 4 TO
SENIOR SECURED CREDIT AGREEMENT

THIS AMENDMENT AND SUPPLEMENT NO. 4 TO SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is made as of January 26, 2009, by and among (1) GENCO SHIPPING & TRADING LIMITED, a corporation organized and existing under the laws of the Republic of Marshall Islands (the “Borrower”), (2) the banks and financial institutions acceptable to the Borrower and Mandated Lead Arrangers (as defined below) as are signatories hereto, as lenders (the “Lenders”), (3) DNB NOR BANK ASA, acting through its New York branch (“DnB NOR”) as Administrative Agent (in such capacity, the “Administrative Agent”), mandated lead arranger, bookrunner (in such capacity, the “Bookrunner”), security trustee and collateral agent under the Security Documents (in such capacity, the “Collateral Agent”), and (4) BANK OF SCOTLAND PLC, as mandated lead arranger (together with DnB NOR, in such capacity, the “Mandated Lead Arrangers”) and amends and is supplemental to the Senior Secured Credit Agreement dated as of July 20, 2007, as amended by Amendment and Supplement No. 1 to the Senior Secured Credit Agreement dated as of September 21, 2007, Amendment and Supplement No. 2 to the Senior Secured Credit Agreement dated as of February 13, 2008 and Amendment and Supplement No. 3 to the Senior Secured Credit Agreement dated as of June 18, 2008 (the “Credit Agreement”), made by and among the parties. All capitalized terms used herein and defined in Section 13 of the Credit Agreement are used as therein defined.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders made available to the Borrower a senior secured credit facility in the amount of US$1,377,000,000 (the “Facility”);

WHEREAS, the Borrower has requested, and the Required Lenders signatory hereto have agreed, subject to the terms and conditions of this Amendment, that the application of the covenant contained in Section 11.09 of the Credit Agreement be suspended until the Borrower is able to obtain Appraisals as set forth in Section 10.01(c) of the Credit Agreement which would establish compliance with Section 11.09 of the Credit Agreement, and that the Borrower is otherwise able to pay a dividend, as per the definition of Permitted Dividend Amount in the Credit Agreement; and

WHEREAS, the Borrower and the Required Lenders have agreed to certain other amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1.    Definitions.  Unless otherwise defined herein, words and expressions defined in the Credit Agreement have the same meanings when used herein, including in the recitals hereto.

2.    Representations and Warranties.  The Borrower hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Credit Agreement, the Note and the Security Documents (updated mutatis mutandis).  The Borrower hereby represents and warrants that there have been no changes to the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of any Credit Party from the most recently delivered copies of such documents delivered to the Administrative Agent in connection with the Credit Agreement.

3.    No Defaults.  The Borrower hereby represents and warrants that as of the date hereof no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default, has occurred.

4.    Performance of Covenants.  The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement, the Note and the Security Documents, on its part to be performed, and the Borrower covenants and undertakes to continue duly to perform and observe such covenants and undertakings so long as the Credit Agreement, as the same is amended and supplemented hereby, and may hereafter be amended or supplemented, shall remain in effect.

5.    Amendments to the Credit Agreement.  Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended and supplemented as follows:

(a)    All references to “this Agreement” shall be deemed to refer to the Credit Agreement, as further amended and supplemented hereby.

                (b)    Section 3.01(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

“The Borrower agrees to pay the Administrative Agent for distribution to each Lender a commitment commission (the “Commitment Commission”):

(i)    for the period from the Effective Date until the earlier of (x) the close of secondary syndication or (y) September 30, 2007, computed at a rate for each day equal to 0.20% per annum;

(ii)    thereafter until January 26, 2009, computed at a rate for each day equal to 0.250% per annum; and

(iii)    thereafter until the Maturity Date, computed at a rate for each day equal to 0.70% per annum;

in each case, on the daily average Unutilized Commitment of such Lender.  Accrued Commitment Commissions shall be due and payable quarterly in arrears on each Payment Date and on the Maturity Date (or such earlier date upon which the Total Commitment is terminated).”

(c)	Section 3.04 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

“The Total Facility Amount will be subject to reductions as follows:  (i) beginning on March 31, 2009 and for each quarter including the fiscal quarter ending March 31, 2012, quarterly reductions of 0.9077705% of the Total Facility Amount, and (ii) after the fiscal quarter ending March 31, 2012, quarterly reductions of 3.5% of the Total Facility Amount until the Maturity Date, at which time the Total Commitments hereunder shall reduce to zero and the Final Payment will be due by the Borrower.”

(d)	Section 11.03 of the Credit Agreement shall be amended by adding the following at the beginning of each of paragraphs (ii) and (iii):

“so long as the Borrower is in actual compliance with the Collateral Maintenance covenant set forth in Section 11.09 hereof without giving effect to any waiver thereof,”.

(e)	The definition of “Applicable Margin” set forth in Section 13.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

“shall mean

(i)    0.80% per annum until January 26, 2009; provided however, that if at any time during the period beginning the Effective Date and ending January 26, 2009, the Borrower’s Consolidated Indebtedness falls below 70% of its Consolidated Total Capitalization, then during such period the Applicable Margin will be 0.75% per annum, and

(ii)    at all times after January 26, 2009, 2.0% per annum.”

(f)
The definition of “Final Payment” set forth in Section 13.01 of the Credit Agreement shall be amended by deleting “thirty percent (30%)” immediately after “(i)” and immediately before the word “of” in the first line thereof and replacing it with “eighteen and two-tenths percent (18.2%)”.

(g)	The definition of “Non-Cash Charges” set forth in Section 13.01 of the Credit Agreement shall be amended to add the following at the end thereof:

“and any non-cash loss related to the Borrower’s minority investment in Jinhui.”

6.    Waivers.  By their execution hereof, the Required Lenders hereby waive Section 11.09 of the Credit Agreement for the period ending December 31, 2008 and waive compliance therewith until such time as all of the following are true: (a) the Borrower is able to pay cash Dividends pursuant to Section 11.03(ii) of the Credit Agreement and purchase or redeem shares of common stock pursuant to Section 11.03(iii) of the Credit Agreement in each case without giving effect to the amendments thereof set forth in this Amendment, (b) the Borrower is in compliance with Sections 11.07, 11.08, 11.09, 11.10 and 11.11 of the Credit Agreement and (c) the Borrower obtains Appraisals as set forth in Section 10.01(c) of the Credit Agreement which establish compliance with Section 11.09 of the Credit Agreement.  For the avoidance of doubt, the Borrower shall be obligated to provide the Appraisals required pursuant to Section 10.01(c) of the Credit Agreement notwithstanding the waiver of Section 11.09 of the Credit Agreement.

7.    Fees and Expenses.  The Borrower shall pay each Lender evidencing its agreement herewith by delivering an executed counterpart of this Amendment on or prior to the dated hereof an amendment fee equal to 0.25% of the Total Facility Amount, payable to each such Lender based on their pro rata Commitment of the Total Facility Amount.  The Borrower shall pay promptly to the each of the Agents all reasonable legal fees of the Agents in connection with the preparation and execution of this Amendment.

8.    No Other Amendment.  All other terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

9.    Other Documents.  By the execution and delivery of this Amendment, each of the parties hereby consents and agrees that all references in the Note and the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended and supplemented by this Amendment.  By the execution and delivery of this Amendment, the Borrower hereby consents and agrees that the Security Documents and any other documents that have been or may be executed as security for the Facility and any of its obligations under the Credit Agreement, the Note or any Security Document shall remain in full force and effect notwithstanding the amendments contemplated hereby.

10.    Compliance.  Each Security Party shall have complied with and shall then be in compliance with all the terms, covenants and conditions of the Credit Documents and this Amendment, which are binding upon it.

11.    No Material Adverse Effect.  By its execution hereof, the Borrower agrees that as of the date hereof, nothing shall have occurred which would constitute a Material Adverse Effect, nor anything that could reasonably be expected to have a Material Adverse Effect.

12.    Financial Information.  The Administrative Agent shall have received such financial and other information concerning the Borrower as it may reasonably request.

13.    Conditions Precedent.  The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

(a)           Corporate Documents; Proceedings; etc.

(i)           The Mandated Lead Arrangers shall have received a certificate, dated the date hereof, signed by an Authorized Officer, member or general partner of each Credit Party, and attested to by the secretary or any assistant secretary (or, to the extent such Credit Party does not have a secretary or assistant secretary, the analogous Person within such Credit Party) of such Credit Party, as the case may be, certifying copies of resolutions of such Credit Party approving and authorizing such Credit Party to execute this Amendment, or in the case of the Subsidiary Guarantors, the Consent, Agreement and Reaffirmation attached hereto, and each additional Credit Document to which it is a party, and each of the foregoing shall be reasonably acceptable to the Mandated Lead Arrangers.

(ii)           A certificate of the jurisdiction of incorporation or formation, as the case may be, of each Credit Party as to the good standing thereof.

(b)           Amendment and Credit Documents.

(i)           The Borrower shall have executed and delivered to the Administrative Agent this Amendment and shall ensure that each of the Subsidiary Guarantors shall have executed and delivered to the Administrative Agent the Consent, Agreement and Reaffirmation attached hereto.

(ii)           The Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

(iii)           Each Credit Party shall have executed each additional Credit Document as may be required by the Lenders in connection with this Amendment.

(iv)           Each Credit Party which owns or operates a Vessel shall have duly authorized, executed and delivered, and caused to be recorded in the appropriate vessel registry, an amendment to its respective Vessel Mortgage to secure the Credit Agreement, as amended by this Amendment.

(c)           Certificates of Ownership; Searches.  The Administrative Agent shall have received each of the following with respect to each Vessel owned or operated by a Credit Party:

(i)    certificates of ownership from appropriate authorities showing (or confirmation updating previously reviewed certificates and indicating) the registered ownership of such Vessel by the relevant Subsidiary Guarantor; and

(ii)    the results of maritime registry searches with respect to such Vessel, indicating no record liens other than Liens in favor of the Collateral Agent and/or the Lenders, Permitted Liens and Liens being discharged contemporaneously with such acquisition.

(d)           Payment of Fees.  The Agents and the Lenders shall have received from the Borrower payment of all fees in connection with this Amendment, including such fees as are set forth in Section 7 hereof.

(e)           Opinions of Counsel.

(i)           The Administrative Agent shall have received from Kramer Levin Naftalis & Frankel LLP, special New York counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the date hereof which shall be in form and substance reasonably acceptable to the Mandated Lead Arrangers and cover such matters incidental to the transactions contemplated herein as the Mandated Lead Arrangers may reasonably request.

(ii)           The Administrative Agent shall have received from (1) if the relevant Vessel is registered under the Marshall Islands flag, Reeder & Simpson P.C., special Marshall Islands counsel to the Borrower, (2) Constantine P. Georgiopoulos, special New York maritime counsel to the Borrower and its Subsidiaries or (3) if the relevant Vessel is registered in an Acceptable Flag Jurisdiction other than the Marshall Islands, special counsel to the Administrative Agent of such Acceptable Flag Jurisdiction, which shall be reasonably acceptable to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated hereof, which shall (x) be in form and substance reasonably acceptable to the Administrative Agent and (y) cover the perfection of the security interests granted pursuant to each amendment of the Vessel Mortgages and such other matters incident thereto as the Administrative Agent may reasonably request.

14.    Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

15.    Further Assurances.  The Borrower hereby consents and agrees that if this Amendment or any of the Security Documents shall at any time be deemed by the Lenders for any reason insufficient in whole or in part to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the Lenders may be reasonably required in order more effectively to accomplish the purposes of this Amendment or any of the Security Documents.

16.    Counterparts.  This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

17.    Headings; Amendment.  In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment.  This Amendment cannot be amended other than by written agreement signed by the parties hereto.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

BORROWER:

GENCO SHIPPING & TRADING LIMITED, as Borrower

By /s/ John C. Wobensmith
Name: John C. Wobensmith
Title:   Chief Financial Officer, Secretary,
            Treasurer

Address:

299 Park Avenue, 20th floor
New York, NY 10171
Telephone:(646) 443-8550
Facsimile:  (646) 443-8551

LENDERS:

DNB NOR BANK ASA, NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Mandated Lead Arranger, Bookrunner and a Lender

By /s/ Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title:   Senior Vice President

By /s/ Sanjiv Nayar
Name: Sanjiv Nayar
Title:   Senior Vice President

BANK OF SCOTLAND PLC,
as Mandated Lead Arranger and Lender

By /s/ Douglas Newton
           Name: Douglas Newton
           Title:   Director

By /s/ John Lowe
           Name: John Lowe
           Title:   Director

WESTLB AG, NEW YORK BRANCH,
as Lender

By /s/ Steven Berman
           Name: Steven Berman
           Title:   Director

By /s/ Duncan Robertson
           Name: Duncan Robertson
           Title:   Executive Director

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC,
as Lender

By /s/ Mark McCarthy
           Name: Mark McCarthy
           Title:   Head of Shipping

By /s/ Justin Patrick
           Name: Justin Patrick
           Title:   Senior Manager, Aviation

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as Lender

By /s/ Alex Aupoix
           Name: Alex Aupoix
           Title:   Vice President

By /s/ Adrienne Molloy
           Name: Adrienne Molloy
           Title:   Vice President

DEXIA BANK BELGIUM SA/NV,
as Lender

By /s/ Piet Cordonnier
           Name: Piet Cordonnier
           Title:   Company Lawyer, Dexia Bank Belgium NV/SA

By /s/ Audrey Reveillon
           Name: Audrey Reveillon
           Title:   Company Lawyer, Dexia Bank Belgium NV/SA

LLOYDS TSB BANK PLC
as Lender

By /s/ Shelley Morrison
           Name: Shelley Morrison
           Title:   Associate Director

SWEDBANK AB (PUBL),
as Lender

By /s/ Dagobert Billsten
           Name: Dagobert Billsten
           Title:   Attorney-in-fact

By____________________________
           Name:
           Title:

CONSENT, AGREEMENT AND AFFIRMATION

Each of the undersigned Guarantors hereby consents and agrees to the terms and conditions of the foregoing Amendment dated as of January 26, 2009 and to the documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Amendment and agrees particularly to be bound thereby to the same extent as if the undersigned were a party to said Amendment.  Each of undersigned hereby reaffirms its obligations, representations, warranties and covenants under its respective Guaranty of the guaranty of the obligations of the Borrower to the Lenders under or in connection with the Credit Agreement, as amended.  Each of the undersigned hereby agrees that it shall execute each additional Credit Document, including executing and recording an amendment to its respective Vessel Mortgage, as may be required by the Lenders in connection with the Amendment.

GENCO ACHERON LIMITED
GENCO BEAUTY LIMITED
GENCO KNIGHT LIMITED
GENCO LEADER LIMITED
GENCO MUSE LIMITED
GENCO VIGOUR LIMITED
GENCO CARRIER LIMITED
GENCO PROSPERITY LIMITED
GENCO SUCCESS LIMITED
GENCO WISDOM LIMITED
GENCO MARINE LIMITED
GENCO EXPLORER LIMITED
GENCO PIONEER LIMITED
GENCO PROGRESS LIMITED
GENCO RELIANCE LIMITED
GENCO SURPRISE LIMITED
GENCO SUGAR LIMITED
GENCO AUGUSTUS LIMITED
GENCO TIBERIUS LIMITED
GENCO LONDON LIMITED
GENCO TITUS LIMITED
GENCO CONSTANTINE LIMITED
GENCO HADRIAN LIMITED
GENCO COMMODUS LIMITED
GENCO MAXIMUS LIMITED
GENCO CLAUDIUS LIMITED
GENCO CHALLENGER LIMITED
GENCO CHAMPION LIMITED
GENCO CHARGER LIMITED
GENCO HUNTER LIMITED
GENCO PREDATOR LIMITED
GENCO WARRIOR LIMITED

By /s/ John C. Wobensmith
Name: John C. Wobensmith
Title:   Chief Financial Officer, Secretary,
    Treasurer

GENCO RAPTOR LLC
GENCO CAVALIER LLC
GENCO THUNDER LLC

By /s/ John C. Wobensmith
Name: John C. Wobensmith
Title:   Manager